Independent Auditors’ Consent

We consent to the use in this Registration Statement of MAG Silver Corp. on Form 20-F of our report dated February 7, 2003, related to the financial statements of MAG Silver Corp. (formerly Mega Capital Investments Inc.), our report dated February 7, 2003 related to the financial statements of Mineral Los Lagartos, S.A. de C.V. and our report dated September 10, 2003, related to the consolidated financial statements of Lexington Capital Group Inc., appearing in the prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading “Experts” in such Registration Statement.

(Signed) Deloitte & Touche LLP

Chartered Accountants

Vancouver, British Columbia

October 10, 2003